906 CERTIFICATION OF CERTIFYING OFFICER

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Yearly Report On Form 10-K of Curry Gold Corp for the Year Ended November 30, 2010, Soenke Timm, Chief Executive Officer and Chief Financial Officer of Curry Gold Corp hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.   Such Yearly Report on Form 10-K for the year ended November 30, 2010 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in such Yearly Report on Form 10-K for the year ended November 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of Curry Gold Corp.

Dated:  March  14, 2011

Curry Gold Corp

By: /s/ Soenke Timm
Chief Executive Officer

By: /s/ Soenke Timm
Chief Financial Officer